Exhibit 10.2

                                 FIRST AMENDMENT

                                       TO

                      AMENDED AND RESTATED CREDIT AGREEMENT

            THIS FIRST AMENDMENT (the "First Amendment"), dated as of January ___, 2003, by and among MASSEY ENERGY COMPANY (the "Borrower"), each domestic Subsidiary of the Borrower listed on the signature pages hereof as Guarantors (individually referred to herein as a "Guarantor" and collectively, on a joint and several basis, as the "Guarantors"), the undersigned Lenders (as defined below), CITICORP USA, INC., as administrative agent for the Lenders (in such capacity "Administrative Agent"), and as collateral agent for the Secured Parties (in such capacity, the "Collateral Agent"), PNC BANK, NATIONAL ASSOCIATION, as syndication agent (the "Syndication Agent"), and WACHOVIA BANK, NATIONAL ASSOCIATION, as documentation agent (the "Documentation Agent"), to that certain Amended and Restated Credit Agreement dated as of November 26, 2002 (the "Credit Agreement"), by and among the Borrower, the Guarantors, the Administrative Agent, the Collateral Agent, the Syndication Agent, the Documentation Agent, and the lenders party thereto (the "Lenders"). Capitalized terms used herein but not defined herein are used as defined in the Credit Agreement.

                              W I T N E S S E T H:

            WHEREAS, the Borrower, the Guarantors, the Lenders, the Administrative Agent, the Collateral Agent, the Syndication Agent, the Documentation Agent are parties to the Credit Agreement;

            WHEREAS, the parties hereto wish to amend certain terms of the Credit Agreement as set forth herein; and

            NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and other good and valuable consideration, the adequacy and receipt of which is hereby acknowledged, and in reliance upon the representations, warranties and covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:

     SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT. The Credit Agreement is, effective as of the Amendment Effective Date (as defined below), hereby amended as follows:

            (a) Amendment to Section 5.03 (Affirmative Covenants). The last sentence of Section 5.03(i) (Additional Collateral and Guaranties) of the Credit Agreement is hereby amended in its entirety to read as follows:

            Notwithstanding anything in Section 5.03(j) or this Section 5.03(i) to the contrary, (x) no Special Purpose Financing Subsidiary shall be required to become a party to this Agreement as a Guarantor or become a party to any of the Collateral Documents or otherwise grant a Lien on any of its assets as security for the Secured Obligations,
            (y) no Loan Party shall be required to pledge the Stock of any Special Purpose Financing Subsidiary if the terms of the applicable

            Permitted Asset-Backed Financing prohibit the pledge of such Stock (it being understood that the Borrower shall use reasonable efforts to avoid such prohibition in connection with its negotiation of the terms of such Permitted Asset-Backed Financing) and (z) the maximum amount of Secured Obligations that shall be secured by any portion of the Collateral that constitutes Principal Property (as defined in the Indenture dated as of February 18, 1997 between Fluor Corporation and Bankers Trust Company, as trustee), shall be limited to the maximum amount necessary to avoid triggering the equal and ratable sharing provisions thereunder.

            (b) Amendments to Section 5.04 (Negative Covenants)

                  (1) Amendments to Section 5.04(a)(Debt). Clause (v) of Section 5.04(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

                  (v) Renewals, extensions, refinancings and refundings of Debt permitted by clause (ii) (other than with respect to the Public Debt) or (iv) above, clause (viii) below or this clause (v); provided, however, that (A) any such renewal, extension, refinancing or refunding is in an aggregate principal amount not greater than the principal amount of, and is on terms no less favorable to the Borrower or such Subsidiary, including as to weighted average maturity, than the Debt being renewed, extended, refinanced or refunded and (B) in the case of any refinancing or refunding of a Permitted Asset-Backed Financing, such refinancing or refunding meets the requirements of a Permitted Asset-Backed Financing as set forth in the definition thereof;

                  (2) Amendments to Section 5.04(b)(Liens, Etc.). Clause (ix) of
Section 5.04(b) of the Credit Agreement is hereby amended in its entirety to read as follows:

                  (ix) Liens on the assets of one or more special purpose Subsidiaries of the Loan Parties established for the purpose of any Permitted Asset-Backed Financing (each, a "Special Purpose Financing Subsidiary"), and Liens on the assets of any Loan Party that are contributed or transferred by such Loan Party, as the originator thereof, to such Special Purpose Financing Subsidiary, in each case to the extent such Liens are created or deemed to exist in connection with any such Permitted Asset-Backed Financing; provided that the aggregate principal amount secured by all such Liens shall not exceed $150,000,000 at any time; and

                  (3) Amendments to Section 5.04(c)(Investments). Section 5.04(c) of the Credit Agreement is hereby amended by (i) deleting the "and" after clause (vi) thereof, (ii) renumbering clause (vii) thereof to "clause
(viii)" and (iii) inserting the following clause as new clause (vii) thereof:

                  (vii) Investments in any Special Purpose Financing Subsidiary consisting of assets contributed or transferred by any Loan Party as the originator thereof to such Special Purpose Financing Subsidiary in connection with any Permitted Asset-Backed Financing; and

                  (4)Amendments to Section 5.04(j)(Limitations on Restrictions on Subsidiary Distributions; No New Negative Pledge). Section 5.04(j) of the Credit Agreement is hereby amended in its entirety to read as follows:

                  (j) Limitations on Restrictions on Subsidiary Distributions; No New Negative Pledge. Except pursuant to the Loan Documents and any agreements governing purchase money Debt, Capital Lease Obligations or any Permitted Asset-Backed Financing permitted by Section 5.04(a)(ii), (iv), (v) or (viii) (provided that, except in the case of the Loan Documents, any prohibition or limitation shall only be effective against the assets financed thereby), the Borrower shall not, and shall not permit any of its Subsidiaries to, (a) agree to enter into or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of such Subsidiary to pay dividends or make any other distribution or transfer of funds or assets or make loans or advances to or other Investments in, or pay any Debt owed to, the Borrower or any other Subsidiary of the Borrower or (b) enter into or suffer to exist or become effective any agreement prohibiting or limiting the ability of the Borrower or any Subsidiary to create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, to secure the Obligations, including any agreement requiring any other Debt or Contractual Obligation to be equally and ratably secured with the Obligations.

     SECTION 2.   CONDITIONS PRECEDENT TO THE EFFECTIVENESS OF THIS FIRST
                  AMENDMENT

            This First Amendment shall become effective as of the date hereof (the "Effective Date"), and only when, each of the following conditions precedent shall have been satisfied or duly waived by the Administrative Agent:

            (a) Certain Documents. The Administrative Agent shall have received each of the following, each dated the date hereof (unless otherwise agreed by the Administrative Agent), in form and substance satisfactory to the Administrative Agent and in sufficient copies for each Lender:

                  (1) this First Amendment, duly executed by Borrower, each Guarantor, the Administrative Agent and Lenders constituting Required Lenders;

                  (2) such additional documentation as the Administrative Agent or the Lenders party hereto may reasonably require;

            (b) Fees and Expenses Paid. The Borrower shall have paid all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this First Amendment (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto) and all other costs, expenses and fees then due under any Loan Document.

     SECTION 3.   REPRESENTATIONS AND WARRANTIES.

            The Borrower represents and warrants to the Administrative Agent and each Lender that after giving effect to this First Amendment, each of the representations and warranties set forth in Article IV (Representations and Warranties) of the Credit Agreement is true and correct in all material respects on and as of the Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, and no Default or Event of Default has occurred and is continuing.

     SECTION 4.   CONSENT OF GUARANTORS

            Each Guarantor hereby consents to this First Amendment and agrees that the terms hereof shall not affect in any way its obligations and liabilities under the Loan Documents (as amended and otherwise expressly modified hereby), all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed (as amended and otherwise expressly modified hereby).

     SECTION 5.   AUTHORIZATION.

            The Lenders hereby acknowledge that this First Amendment is being entered into in order to facilitate a Permitted Asset-Backed Financing, and that pursuant to Section 2.3(iv) of the Collateral Sharing Agreement, the Collateral Agent is authorized to release Liens on accounts, payment intangibles and related collateral, to the extent such Collateral is sold or disposed of (or intended to be sold or disposed of) pursuant to a Permitted Asset-Backed Financing (provided, that the Net Cash Proceeds of such financing are applied to the Obligations in accordance with Section 2.11(a) of the Credit Agreement), and the Lenders hereby acknowledge the Collateral Agent's authority to release such Collateral accordingly and to enter into such agreements with the creditors of such Permitted Asset-Backed Financing in furtherance hereof as the Collateral Agent deems advisable and on terms acceptable to it without further approval of the Lenders.

     SECTION 6.   REFERENCE TO THE EFFECT ON THE LOAN DOCUMENTS

            (a) Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

            (b) The execution, delivery and effectiveness of this First Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, Issuers, Arranger or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

            (c) Upon the effectiveness of this First Amendment, on and after the date hereof, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby, and this First Amendment and the Credit Agreement shall be read together and construed as a single instrument.

     SECTION 7.   EXECUTION IN COUNTERPARTS

            This First Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     SECTION 8.   GOVERNING LAW

            This First Amendment shall be construed in accordance with and governed by the law of the State of New York.

     SECTION 9.   CAPTIONS

            All Section headings are inserted for convenience of reference only and shall not be used in any way to modify, limit, construe or otherwise affect this First Amendment.

     SECTION 10.  NOTICES

            All communications and notices hereunder shall be given as provided in the Credit Agreement.

     SECTION 11.  SUCCESSORS

            The terms of this First Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

     SECTION 12.  WAIVER OF JURY TRIAL

            THE BORROWER, THE GUARANTORS, THE LENDERS, THE ADMINISTRATIVE AGENT AND, BY ITS ACCEPTANCE OF THE BENEFITS HEREOF, OTHER LENDERS EACH HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS FIRST AMENDMENT OR ANY LOAN DOCUMENT. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims and all other common law and statutory claims. The Borrower, the Lenders, the Administrative Agent and, by its acceptance of the benefits hereof, other Lenders each (i) acknowledges that this waiver is a material inducement for the Borrower, the Lenders and the Administrative Agent to enter into a business relationship, that the Borrower, the Lenders and the Administrative Agent have already relied on this waiver in entering into this First Amendment or accepting the benefits thereof, as the case may be, and that each will continue to rely on this waiver in their related future dealings and (ii) further warrants and represents that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR

MODIFICATIONS TO THIS FIRST AMENDMENT. In the event of litigation, this First Amendment may be filed as a written consent to a trial by the court.

                            [Signature Page Follows]

            IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their respective officers and members thereunto duly authorized, as of the date first above written.

                                       MASSEY ENERGY COMPANY, as Borrower

                                       By:   /s/ Baxter F. Phillips, Jr.
                                          --------------------------------------
                                          Name:  Baxter F. Phillips, Jr.
                                          Title: Vice President

                                       HOPKINS CREEK COAL COMPANY
                                       JOBONER COAL COMPANY
                                       RUSSELL FORK COAL COMPANY
                                       T.C.H. COAL CO., as
                                       Guarantors

                                       By:   /s/ Baxter F. Phillips, Jr.
                                          --------------------------------------
                                          Name:  Baxter F. Phillips, Jr.
                                          Title: President

                                       MASSEY COAL SERVICES, INC.
                                       A.T. MASSEY COAL COMPANY, INC.
                                       as Guarantors

                                       By:   /s/ Baxter F. Phillips, Jr.
                                          --------------------------------------
                                          Name:  Baxter F. Phillips, Jr.
                                          Title: Vice President

         Signature Page To Amended And Restated Massey Credit Agreement

                                       APPALACHIAN CAPITAL MANAGEMENT CORP.
                                       BIG SANDY VENTURE CAPITAL CORP.
                                       BLUE RIDGE VENTURE CAPITAL CORP.
                                       BLUESTONE VENTURE CAPITAL CORP.
                                       CAPSTAN MINING COMPANY
                                       CENTRAL PENN ENERGY COMPANY, INC.
                                       CONTINUITY VENTURE CAPITAL CORP.
                                       DRM CORPORATION
                                       FEATS VENTURE CAPITAL CORP.
                                       HADEN FARMS, INC.
                                       MARSHALL VENTURE CAPITAL CORP.
                                       MASSEY CAPITAL MANAGEMENT CORP.
                                       MASSEY COAL CAPITAL CORP.
                                       MASSEY COAL SALES COMPANY, INC.
                                       MASSEY CONSULTING SERVICES, INC.
                                       MASSEY NEW ERA CAPITAL CORP.
                                       MENEFEE LAND COMPANY, INC.
                                       MONONGAHELA VENTURE CAPITAL CORP.
                                       NEW MARKET LAND COMPANY
                                       NEW MASSEY CAPITAL CORP.
                                       NEW RIVER CAPITAL COMPANY
                                       PREFERRED MANAGEMENT CAPITAL CORP.
                                       PROGRESSIVE VENTURE CAPITAL CORP.
                                       RAWL SALES VENTURE CAPITAL CORP.
                                       SCARLET DEVELOPMENT COMPANY
                                       SHENANDOAH CAPITAL MANAGEMENT CORP.
                                       SPM CAPITAL MANAGEMENT CORP.
                                       SPROUSE CREEK VENTURE CAPITAL CORP.
                                       ST. ALBANS CAPITAL MANAGEMENT CORP.
                                       SUN COAL COMPANY, INC.,
                                       as Guarantors

                                       By:   /s/ Stanley C. Suboleski
                                          --------------------------------------
                                          Name:  Stanley C. Suboleski
                                          Title: President

                                       LAUREN LAND COMPANY
                                       SC COAL CORPORATION
                                       as Guarantors

                                       By:   /s/ Stanley C. Suboleski
                                          --------------------------------------
                                          Name:  Stanley C. Suboleski
                                          Title: Vice President

         Signature Page To Amended And Restated Massey Credit Agreement

                                       GREYEAGLE COAL COMPANY
                                       TENNESSEE CONSOLIDATED COAL COMPANY
                                       TENNESSEE ENERGY CORP.
                                       THUNDER MINING COMPANY
                                       as Guarantors

                                       By:   /s/ Michael D. Bauersachs
                                          --------------------------------------
                                          Name:  Michael D. Bauersachs
                                          Title: President

         Signature Page To Amended And Restated Massey Credit Agreement

                                       ALEX ENERGY, INC.
                                       GREEN VALLEY COAL COMPANY
                                       MAJESTIC MINING, INC.
                                       NICCO CORPORATION
                                       PEERLESS EAGLE COAL CO.,
                                       as Guarantors

                                       By:   /s/ David C. Hughart
                                          --------------------------------------
                                          Name:  David C. Hughart
                                          Title: President

         Signature Page To Amended And Restated Massey Credit Agreement

                                       ARACOMA COAL COMPANY, INC.
                                       LOGAN COUNTY MINE SERVICES, INC.,
                                       as Guarantors

                                       By:   /s/ Dwayne Francisco
                                          --------------------------------------
                                          Name:  Dwayne Francisco
                                          Title: President

         Signature Page To Amended And Restated Massey Credit Agreement

                                       BANDMILL COAL CORPORATION
                                       HIGHLAND MINING COMPANY,
                                       as Guarantors

                                       By:   /s/ Eric D. Salyer
                                          --------------------------------------
                                          Name:  Eric D. Salyer
                                          Title: President

         Signature Page To Amended And Restated Massey Credit Agreement

                                       BANDYTOWN COAL CORPORATION
                                       BIG BEAR MINING COMPANY
                                       CABINAWA MINING COMPANY
                                       DOUGLAS POCAHONTAS COAL CORPORATION
                                       EAGLE ENERGY, INC.
                                       ROBINSON-PHILLIPS COAL COMPANY
                                       ROCKRIDGE COAL COMPANY
                                       SHANNON-POCAHONTAS COAL CORPORATION
                                       TOWN CREEK COAL COMPANY
                                       WYOMAC COAL COMPANY, INC.,
                                       as Guarantors

                                       By:   /s/ Lloyd C. Adams
                                          --------------------------------------
                                          Name:  Lloyd C. Adams
                                          Title: President

         Signature Page To Amended And Restated Massey Credit Agreement

                                       BARNABUS LAND COMPANY
                                       DEHUE COAL COMPANY,
                                       as Guarantors

                                       By:   /s/ Harold Osborne
                                          --------------------------------------
                                          Name:  Harold Osborne
                                          Title: President

         Signature Page To Amended And Restated Massey Credit Agreement

                                       BELFRY COAL CORPORATION
                                       NEW RIDGE MINING COMPANY
                                       SIDNEY COAL COMPANY, INC.,
                                       as Guarantors

                                       By:   /s/ Sidney R. Young, III
                                          --------------------------------------
                                          Name:  Sidney R. Young, III
                                          Title: President

         Signature Page To Amended And Restated Massey Credit Agreement

                                       BLACK KING MINE DEVELOPMENT CO.
                                       BOONE EAST DEVELOPMENT CO.
                                       BOONE WEST DEVELOPMENT CO.
                                       CENTRAL WEST VIRGINIA ENERGY COMPANY
                                       CERES LAND COMPANY
                                       DEMETER LAND COMPANY
                                       LAXARE, INC.
                                       RAVEN RESOURCES, INC.,
                                       as Guarantors

                                       By:   /s/ R. Freal Mize
                                          --------------------------------------
                                          Name:  R. Freal Mize
                                          Title: President

                                       NEW RIVER ENERGY CORPORATION
                                       as Guarantor

                                       By:   /s/ R. Freal Mize
                                          --------------------------------------
                                          Name:  R. Freal Mize
                                          Title: Vice President

         Signature Page To Amended And Restated Massey Credit Agreement

                                       BEN CREEK COAL COMPANY,
                                       as Guarantor

                                       By:   /s/ Bruce A. Johnson
                                          --------------------------------------
                                          Name:  Bruce A. Johnson
                                          Title: President

         Signature Page To Amended And Restated Massey Credit Agreement

                                       BOONE ENERGY COMPANY
                                       MARFORK COAL COMPANY, INC.,
                                       as Guarantors

                                       By:   /s/ Johnny R. Jones
                                          --------------------------------------
                                          Name:  Johnny R. Jones
                                          Title: President

         Signature Page To Amended And Restated Massey Credit Agreement

                                       CLEAR FORK COAL COMPANY
                                       ELK RUN COAL COMPANY, INC.,
                                       as Guarantors

                                       By:   /s/ Larry Ward
                                          --------------------------------------
                                          Name:  Larry Ward
                                          Title: President

         Signature Page To Amended And Restated Massey Credit Agreement

                                       CRYSTAL FUELS COMPANY,
                                       as Guarantor

                                       By:   /s/ George E. Dotson
                                          --------------------------------------
                                          Name:  George E. Dotson
                                          Title: President

         Signature Page To Amended And Restated Massey Credit Agreement

                                       DELBARTON MINING COMPANY
                                       SUPPORT MINING COMPANY,
                                       as Guarantors

                                       By:   /s/ Andrew F. Ashurst
                                          --------------------------------------
                                          Name:  Andrew F. Ashurst
                                          Title: President

         Signature Page To Amended And Restated Massey Credit Agreement

                                       DUNCAN FORK COAL COMPANY
                                       DUCHESS COAL COMPANY
                                       HAZY RIDGE COAL COMPANY
                                       JACKS BRANCH COAL COMPANY
                                       LICK BRANCH COAL COMPANY
                                       MINE MAINTENANCE, INC.
                                       PETER CAVE MINING COMPANY
                                       RUM CREEK SYNFUEL COMPANY
                                       TRACE CREEK COAL COMPANY,
                                       as Guarantors

                                       By:   /s/ Danny C. Cox
                                          --------------------------------------
                                          Name:  Danny C. Cox
                                          Title: President

         Signature Page To Amended And Restated Massey Credit Agreement

                                       FOOTHILLS COAL COMPANY,
                                       as Guarantor

                                       By:   /s/ John Christopher Adkins
                                          --------------------------------------
                                          Name:  John Christopher Adkins
                                          Title: President

         Signature Page To Amended And Restated Massey Credit Agreement

                                       KANAWHA ENERGY COMPANY,
                                       as Guarantor

                                       By:   /s/ Randy Cunningham
                                          --------------------------------------
                                          Name:  Randy Cunningham
                                          Title: President

         Signature Page To Amended And Restated Massey Credit Agreement

                                       STIRRAT COAL COMPANY,
                                       as Guarantor

                                       By:   /s/ Dwain Harris
                                          --------------------------------------
                                          Name:  Dwain Harris
                                          Title: President

         Signature Page To Amended And Restated Massey Credit Agreement

                                       GOALS COAL COMPANY
                                       WILLIAMS MOUNTAIN COAL COMPANY,
                                       as Guarantors

                                       By:   /s/ Michael A. Milam
                                          --------------------------------------
                                          Name:  Michael A. Milam
                                          Title: President

         Signature Page To Amended And Restated Massey Credit Agreement

                                       INDEPENDENCE COAL COMPANY, INC.,
                                       as Guarantor

                                       By:   /s/ Mark A. Clemens
                                          --------------------------------------
                                          Name:  Mark A. Clemens
                                          Title: President

         Signature Page To Amended And Restated Massey Credit Agreement

                                       KNOX CREEK COAL CORPORATION,
                                       as Guarantor

                                       By:   /s/ David P. Kramer
                                          --------------------------------------
                                          Name:  David P. Kramer
                                          Title: President

         Signature Page To Amended And Restated Massey Credit Agreement

                                       LONG FORK COAL COMPANY,
                                       as Guarantor

                                       By:   /s/ Mitch McKinney
                                          --------------------------------------
                                          Name:  Mitch McKinney
                                          Title: President

         Signature Page To Amended And Restated Massey Credit Agreement

                                       LYNN BRANCH COAL COMPANY, INC.
                                       ROAD FORK DEVELOPMENT COMPANY, INC.
                                       SPARTAN MINING COMPANY
                                       STONE MINING COMPANY
                                       SYCAMORE FUELS, INC.
                                       VANTAGE MINING COMPANY,
                                       as Guarantors

                                       By:   /s/ Michael G. Smith
                                          --------------------------------------
                                          Name:  Michael G. Smith
                                          Title: President

         Signature Page To Amended And Restated Massey Credit Agreement

                                       MARTIN COUNTY COAL CORPORATION
                                       PILGRIM MINING COMPANY, INC.,
                                       as Guarantors

                                       By:   /s/ Hiram Mahon
                                          --------------------------------------
                                          Name:  Hiram Mahon
                                          Title: President

         Signature Page To Amended And Restated Massey Credit Agreement

                                       NICHOLAS ENERGY COMPANY,
                                       as Guarantor

                                       By:   /s/ Mike Snelling
                                          --------------------------------------
                                          Name:  Mike Snelling
                                          Title: President

         Signature Page To Amended And Restated Massey Credit Agreement

                                       OMAR MINING COMPANY,
                                       as Guarantor

                                       By:   /s/ Mitchell McKinley Kalos
                                          --------------------------------------
                                          Name:  Mitchell McKinley Kalos
                                          Title: President

         Signature Page To Amended And Restated Massey Credit Agreement

                                       POWER MOUNTAIN COAL COMPANY,
                                       as Guarantor

                                       By:   /s/ James S. Smith
                                          --------------------------------------
                                          Name:  James S. Smith
                                          Title: President

         Signature Page To Amended And Restated Massey Credit Agreement

                                       RAWL SALES & PROCESSING CO.,
                                       as Guarantor

                                       By:   /s/ Macs Hall
                                          --------------------------------------
                                          Name:  Macs Hall
                                          Title: President

         Signature Page To Amended And Restated Massey Credit Agreement

                                       RUM CREEK COAL SALES, INC.,
                                       as Guarantor

                                       By:   /s/ Richard Zigmond
                                          --------------------------------------
                                          Name:  Richard Zigmond
                                          Title: President

         Signature Page To Amended And Restated Massey Credit Agreement

                                       PERFORMANCE COAL COMPANY,
                                       as Guarantor

                                       By:   /s/ Bill M. Potter
                                          --------------------------------------
                                          Name:  Bill M. Potter
                                          Title: President

         Signature Page To Amended And Restated Massey Credit Agreement

                                       WHITE BUCK COAL COMPANY,
                                       as Guarantor

                                       By:   /s/ Larry M. Roop
                                          --------------------------------------
                                          Name:  Larry M. Roop
                                          Title: President

         Signature Page To Amended And Restated Massey Credit Agreement

                                       M & B COAL COMPANY,
                                       as Guarantor
                                       BY: WYOMAC COAL COMPANY, INC.

                                       By:   /s/ Lloyd C. Adams
                                          --------------------------------------
                                          Name:  Lloyd C. Adams
                                          Title: President

                                       M & B COAL COMPANY,
                                       as Guarantor
                                       BY: TOWN CREEK COAL COMPANY

                                       By:   /s/ Lloyd C. Adams
                                          --------------------------------------
                                          Name:  Lloyd C. Adams
                                          Title: President

         Signature Page To Amended And Restated Massey Credit Agreement

                                       SHANNON-POCAHONTAS MINING CO.,
                                       as Guarantor
                                       BY: SHANNON POCAHONTAS COAL CORPORATION

                                       By:   /s/ Lloyd C. Adams
                                          --------------------------------------
                                          Name:  Lloyd C. Adams
                                          Title: President

                                       SHANNON-POCAHONTAS MINING CO.,
                                       as Guarantor
                                       BY: OMAR MINING COMPANY

                                       By:   /s/ Mitchell McKinley Kalos
                                          --------------------------------------
                                          Name:  Mitchell McKinley Kalos
                                          Title: President

         Signature Page To Amended And Restated Massey Credit Agreement

                                       SHANNON-POCAHONTAS MINING CO.,
                                       as Guarantor
                                       BY: SHANNON POCAHONTAS COAL CORPORATION

                                       By:   /s/ Lloyd C. Adams
                                          --------------------------------------
                                          Name:  Lloyd C. Adams
                                          Title: President

                                       SHANNON-POCAHONTAS MINING CO.,
                                       as Guarantor
                                       BY: OMAR MINING COMPANY

                                       By:   /s/ Mitchell McKinley Kalos
                                          --------------------------------------
                                          Name:  Mitchell McKinley Kalos
                                          Title: President

         Signature Page To Amended And Restated Massey Credit Agreement

                                       CITICORP USA, INC., as Administrative
                                       Agent and as a Lender

                                       By:   /s/ Raymond G. Dunning
                                          --------------------------------------
                                          Name:  Raymond G. Dunning
                                          Title: Managing Director

                                       By:   /s/ Daniel J. Miller
                                          --------------------------------------
                                          Name:  Daniel J. Miller
                                          Title: Vice President

         Signature Page To Amended And Restated Massey Credit Agreement

                                       PNC BANK, NATIONAL ASSOCIATION, as
                                       Syndication Agent and as a Lender

                                       By:   /s/ Dale A. Stein
                                          --------------------------------------
                                          Name:  Dale A. Stein
                                          Title: Senior Vice President

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

         Signature Page To Amended And Restated Massey Credit Agreement

                                       WACHOVIA BANK, NATIONAL ASSOCIATION, as
                                       Documentation Agent and as a Lender

                                       By:   /s/ David L. Driggers
                                          --------------------------------------
                                          Name:  David L. Driggers
                                          Title: Managing Director

                                       By:   /s/ Fareed F. Ajani
                                          --------------------------------------
                                          Name:  Fareed F. Ajani
                                          Title: Associate

         Signature Page To Amended And Restated Massey Credit Agreement

                                       WESTLB AG, as a Lender

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

         Signature Page To Amended And Restated Massey Credit Agreement

                                       BANK ONE, NA, as a Lender

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

         Signature Page To Amended And Restated Massey Credit Agreement

                                       THE ROYAL BANK OF SCOTLAND PLC, as a
                                       Lender

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

         Signature Page To Amended And Restated Massey Credit Agreement

                                       BRANCH BANKING AND TRUST COMPANY, as a
                                       Lender

                                       By:   /s/ James Stallings
                                          --------------------------------------
                                          Name:  James Stallings
                                          Title: Vice President

         Signature Page To Amended And Restated Massey Credit Agreement

                                       THE BANK OF NEW YORK, as a Lender

                                       By:   /s/ Raymond J. Palmer
                                          --------------------------------------
                                          Name:  Raymond J. Palmer
                                          Title: Vice President

         Signature Page To Amended And Restated Massey Credit Agreement

                                       DRESDNER BANK LATEINAMERIKA AG, as a
                                       Lender

                                       By:   /s/ Michael Londono
                                          --------------------------------------
                                          Name:  Michael Londono
                                          Title: Assistant Vice President

                                       By:   /s/ Andreas Thomas
                                          --------------------------------------
                                          Name:  Andreas Thomas
                                          Title: Vice President


         Signature Page To Amended And Restated Massey Credit Agreement

                                       AUSTRALIA NEW ZEALAND BANKING GROUP
                                       LIMITED, as a Lender

                                       By:   /s/ R. Scott McInnis
                                          --------------------------------------
                                          Name:  R. Scott McInnis
                                          Title: Head of Global Structured
                                                 Finance-Americas

         Signature Page To Amended And Restated Massey Credit Agreement

                                       MELLON BANK N.A., as a Lender

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

         Signature Page To Amended And Restated Massey Credit Agreement

                                       BANK HAPOALIM, as a Lender

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

         Signature Page To Amended And Restated Massey Credit Agreement